SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 30, 2013
(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33145 (Commission file number)	36-2257936 (I.R.S. Employer Identification Number)

3001 Colorado Boulevard
Denton, Texas 76210
(Address of principal executive offices)

(940) 898-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 30, 2013, Sally Beauty Holdings, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”).  The number of shares of the Company’s common stock entitled to vote at the Annual Meeting was 178,505,208 and each share of common stock was entitled to one vote.  The holders of 165,743,104 shares of common stock were present at the Annual Meeting, either in person or by proxy, constituting a quorum.

At the Annual Meeting, the Company’s stockholders acted upon the following matters:

(i)                                     the election of three directors to the Board of Directors to hold office until the 2016 Annual Meeting of Stockholders;

(ii)                                  the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year; and

(iii)                               the approval of a stockholder proposal to repeal the Company’s classified Board of Directors.

The voting results reported below are final.

Proposal 1 — Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2016 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.  The results of the election were as follows:

Nominee	For	Withheld	Broker Non-Votes

Christian A. Brickman	157,375,751	663,626	7,700,074

Marshall E. Eisenberg	156,421,625	1,617,752	7,700,074

John A. Miller	156,043,148	1,996,229	7,700,074

The following individuals are duly elected directors of the Company whose term of service continues until:

(i)                                     the 2014 Annual Meeting of Stockholders:  Kathleen J. Affeldt, Walter L. Metcalfe, Jr., Edward W. Rabin and Gary G. Winterhalter; and

(ii)                                  the 2015 Annual Meeting of Stockholders:  Martha Miller and Robert R. McMaster.

Proposal 2 — Ratification of Selection of Auditors

The Board of Director’s selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year was ratified.  The results of the ratification were as follows:

For	Against	Abstain

161,465,484	4,113,527	164,093

Proposal 3 — Approval of Stockholder Proposal to Repeal the Company’s Classified Board of Directors

The stockholder proposal to repeal the Company’s classified Board of Directors was approved.  The results of the approval were as follows:

For	Against	Abstain	Broker Non-Votes

116,370,879	41,577,758	94,393	7,700,074

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

January 31, 2013	By:	/s/ Matthew O. Haltom
Name: Matthew O. Haltom
Title: Senior Vice President, General Counsel and Secretary